UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                                               May 18, 2008

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                                                       (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
            Compensatory Arrangements of Certain Officers.

On May 18, 2008, Insituform Technologies, Inc. (the “Company”) awarded to Alfred L. Woods, the Company’s Chairman of the Board, a cash bonus in the amount of $205,000, effective as of such date.  The cash bonus was awarded in consideration of Mr. Woods’ commitment, dedication and service to the Company during his term of service as Interim Chief Executive Officer and his services and assistance in the transition of the office of Chief Executive Officer to J. Joseph Burgess, who was appointed on April 14, 2008.  Mr. Woods has also provided services and assistance to the Company in connection with certain matters that arose prior to the appointment of Mr. Burgess.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        INSITUFORM TECHNOLOGIES, INC.

       By:        /s/ David F. Morris
        David F. Morris
        Senior Vice President, General Counsel and
        Chief Administrative Officer

Date:   May 22, 2008